                                                                    Exhibit 10.4


                    DEVELOPERS DIVERSIFIED REALTY CORPORATION







                       Elective Deferred Compensation Plan



















                           Amended and Restated as of
                                 January 1, 2004

                               2004 RESTATEMENT OF

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION

                       ELECTIVE DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS



ITEM I   Purpose.............................................................  1

ITEM II  Definitions.........................................................  1
         SECTION 2.1 - Account...............................................  1
         SECTION 2.1.1 - Affiliated Company..................................  1
         SECTION 2.2 - Committee.............................................  2
         SECTION 2.3 - Compensation..........................................  2
         SECTION 2.4 - Deferred Compensation.................................  2
         SECTION 2.5 - Deferred Compensation Account.........................  2
         SECTION 2.6 - Employer Match Account................................  2
         SECTION 2.7 - Participant...........................................  2
         SECTION 2.8 - Plan..................................................  3
         SECTION 2.9 - Plan Year.............................................  3
         SECTION 2.9.1 - Termination of Employment...........................  3
         SECTION 2.10 - Trust................................................  3
         SECTION 2.11 - 401(k) Plan..........................................  3

ITEM III Administration......................................................  3
         SECTION 3.1 - General...............................................  3
         SECTION 3.2 - Trust.................................................  3

ITEM IV  Eligibility and Participation.......................................  4

ITEM V   Deferred Compensation Elections and Limitations.....................  5
         SECTION 5.1 - Election to Defer Compensation........................  5
         SECTION 5.2 - Timing of Credit to Deferred Compensation Account.....  5
         SECTION 5.3 - Limitation on Deferrals...............................  5

ITEM VI  Election Procedures.................................................  6

ITEM VII Adjustments to Accounts.............................................  6
         SECTION 7.1 - Deemed Investment Earnings or Losses..................  6
         SECTION 7.2 - Deemed Investment Directions by Participants..........  7

ITEM VIII Employer Match Account.............................................  8



                                      -i-
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                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                            PAGE

         SECTION 8.1 - Employer Match Amount.................................  8
         SECTION 8.2 - Credit for Distributions of 401(k) Excess.............  8
         SECTION 8.3 - Vesting of Employer Match Account.....................  9
         SECTION 8.4 - Adjustments........................................... 10

ITEM IX  Reporting........................................................... 10

ITEM X   Payment-of Deferred Compensation and Employer Match Accounts........ 11
         SECTION 10.1 - Payment Elections.................................... 11
         SECTION 10.2 - Forms of Payment..................................... 11
         SECTION 10.3 - Hardship Withdrawals................................. 12
         SECTION 10.4 - Non-Hardship Withdrawals............................. 13
         SECTION 10.5 - Section 162(m) Deferrals............................. 14

ITEM XI  Acceleration of Payment by the Company.............................. 14

ITEM XII Death of Participant................................................ 15
         SECTION 12.1 - Form of Payment to Beneficiary....................... 14
         SECTION 12.2 - Designation of Beneficiary........................... 15

ITEM XIII  Amendment and Termination of the Plan............................. 15
         SECTION 13.1 - Procedure............................................ 15
         SECTION 13.2 - Nonforfeiture........................................ 16

ITEM XIV Determination of Benefits, Claims Procedure, and Administration..... 16
         SECTION 14.1 - Claim................................................ 16
         SECTION 14.2 - Claim Decision....................................... 16
         SECTION 14.3 - Request for Review................................... 17
         SECTION 14.4 - Review of Decision................................... 17

ITEM XV  Miscellaneous....................................................... 18
         SECTION 15.1 - No Property Rights................................... 18
         SECTION 15.2 - No Employment Rights................................. 18
         SECTION 15.3 - Withholding.......................................... 18
         SECTION 15.4 - Anti-alienation Provision............................ 18
         SECTION 15.5 - Successors........................................... 19
         SECTION 15.6 - Entire Agreement..................................... 19
         SECTION 15.7 - Governing Law........................................ 20

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION

                       ELECTIVE DEFERRED COMPENSATION PLAN

                           Amended and Restated as of:


                                 January 1, 2004



                                     ITEM I
                                     ------

                                    Purpose
                                    -------

     Developers Diversified Realty Corporation (hereinafter "the Company") established this Elective Deferred Compensation Plan effective October 15, 1994 (hereinafter "the Plan"), to provide a select group of key management employees with the opportunity to supplement their qualified retirement plan savings with additional elective deferrals of Compensation, and the opportunity to receive a credit for matching contributions that would be made by the Company under the Developers Diversified Realty Corporation Profit Sharing Plan and Trust (hereinafter the "401(k) Plan") based on the employee's Deferred Compensation but for the limitations placed on such employees' ability to defer compensation under the 401(k) Plan. The Company now desires to amend and restate the Plan, in its entirety, effective as of January 1, 2004.

                                    ITEM II
                                    -------

                                  Definitions
                                  -----------

     SECTION 2.1 - Account. "Account" shall mean the aggregate value of a Participant's Deferred Compensation Account and his or her Employer Match Account.

     SECTION 2.1.1 - Affiliated Company. "Affiliated Company" shall mean any corporation, limited liability company or other business entity in which the Company and shareholders of the Company, separately or in the aggregate, own more than 50% of the voting, profits, or capital interest.

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     SECTION 2.2 - Committee. "Committee" shall mean the Executive Compensation
Committee of the Board of Directors of the Company.

     SECTION 2.3 - Compensation. "Compensation" shall mean gross salary and bonus, if any, that is paid, or that would be paid but for an election under the Plan, to a Participant by the Company for services rendered during a Plan Year. For purposes of this Plan, Compensation shall, without limitation, include the amount of any elective deferrals made to the 401(k) Plan (described below), but shall not include the amount of any income received by a Participant with respect to a restricted share award or pursuant to the exercise or sale of any options or the sale of any stock acquired through the exercise of any options in Company stock.

     SECTION 2.4 - Deferred Compensation. "Deferred Compensation" shall mean the amount of Compensation that would be paid to a Participant during a Plan Year but for that Participant's pre-service election under Section 5.1 (other than any amounts contributed to the 401(k) Plan) to forgo receipt, actual or constructive, of that Compensation during such Plan Year.

     SECTION 2.5 - Deferred Compensation Account. A Participant's "Deferred Compensation Account" shall mean the aggregate value of Compensation that has been deferred under this Plan pursuant to the Participant's elections under
Section 5.1, as adjusted under Item VII.

     SECTION 2.6 - Employer Match Account. A Participant's "Employer Match Account" shall mean the aggregate value of Employer Match Amounts credited to a Participant's Account, in accordance with Item VIII, and as adjusted under Item VII.

     SECTION 2.7 - Participant. "Participant" shall mean any employee of the Company or any employee of an Affiliated Company who has Deferred Compensation credited to his or her Account.

     SECTION 2.8 - Plan. "Plan" shall mean the plan established by this instrument as originally executed, and as it may later be amended or restated.

     SECTION 2.9 - Plan Year. "Plan Year" shall mean the 12-month period ending on December 31 or such shorter period during which the Plan may be in effect during a calendar year.

     SECTION 2.9.1 - Termination of Employment. "Termination of Employment" shall mean an employee's termination of employment with either the Company or an Affiliated Company.

     SECTION 2.10 - Trust. The word "trust" shall refer to any grantor trust established by the Company in connection with this Plan.

     SECTION 2.11 - 401(k) Plan. The term "401(k) Plan" shall mean the Developers Diversified Realty Corporation Profit Sharing Plan and Trust.

                                    ITEM III
                                    --------

                                 Administration
                                 --------------

     SECTION 3.1 - General. The Committee shall administer the Plan, and all decisions of the Committee shall be binding upon all parties, and any Participant shall be bound by the determinations of the Committee. No member of the Committee shall be liable to any Participant or to the Company for any determination made within the scope of the administrative and interpretive functions granted by the Board. No member of the Committee shall participate in any discussion or determination involving his or her own entitlement to benefits or the form or amount of payment of such benefits. The Committee may delegate the administration of the Plan to one or more officers of the Company.

     SECTION 3.2 - Trust. The Company may, in its sole and absolute discretion, establish a "rabbi trust" and transfer assets to the trust to provide for all or any part of the Company's

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benefit obligations under the Plan, provided that any such trust agreement shall conform in all respects to the model trust contained in Revenue Procedure 92-64 issued by the Internal Revenue Service. Notwithstanding anything to the contrary in this Plan whether express or implied, the Company shall be under no obligation to maintain a rabbi trust, or if it maintains a rabbi trust, shall be under no obligation to contribute assets to the trust at any time or in any minimum amount.

                                     ITEM IV
                                     -------

                          Eligibility and Participation
                          -----------------------------

     Employees who shall be eligible to participate under this Plan shall be those employees who are, or who become, executive officers or members of the key management team of the Company. The Committee shall have the sole and exclusive right to determine from year to year which employees will be selected to participate in the Plan in any given year ("participating employees"). The determination as to participation for any Plan Year shall be made in the last quarter of the preceding Plan Year, provided that the Committee may determine at any time during a Plan Year that an employee may make an election to participate in the Plan for the current Plan Year if such employee has not participated in the Plan before and such election is made within 30 days of such determination. The Committee may terminate the participation of any Participant in the Plan at any time, provided that such termination shall not affect the rights of the terminated Participant with respect to payment of his or her Deferred Compensation Account or Employer Match Account, including but not limited to the timing of distributions to the Participant in accordance with the Participant's elections, subject however to the Committee's right to accelerate payments under
Item XI of this Plan. Employees of Affiliated Companies shall not be eligible to make deferrals or receive matching contributions under the

Plan. Participants who become employed by an Affiliated Company shall no longer be eligible to elect to make deferrals or receive any matching contributions.

                                     ITEM V
                                     ------

                 Deferred Compensation Elections and Limitations
                 -----------------------------------------------

     SECTION 5.1 - Election to Defer Compensation. A participating employee may elect, before the end of the Plan Year, to defer receipt of a percentage or specific dollar amount of his or her Compensation for services to be rendered in the following Plan Year, subject to such rules and procedures as may be determined by the Committee from time to time.

     SECTION 5.2 - Timing of Credit to Deferred Compensation Account. If the participating employee elects to defer compensation to his Deferred Compensation Account under Section 5.1 above, he or she shall further specify the payroll dates on which such deferral shall be made and the method of determining the amount to be deferred from his or her regular payroll or bonus check and credited to his or her Deferred Compensation Account on the specified payroll dates (the "Schedule of Credits"). A Schedule of Credits submitted by a participating employee may be modified by the Company at any time to the extent necessary if the Schedule of Credits is not administratively feasible provided that no such modifications shall alter the participating employee's election regarding the aggregate amounts to be deferred in any Plan Year.

     SECTION 5.3 - Limitation on Deferrals. Elective deferrals under this Plan (which phrase does not include elective deferrals into the 401(k) Plan), shall not exceed 100% of Compensation in any Plan Year.

                                    ITEM VI
                                    -------

                               Election Procedures
                               -------------------

     Any election by a participating employee to defer receipt of Compensation shall be made on an Election Form substantially similar to the Election Form that is attached hereto as Exhibit

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A, as such Election Form may be amended by the Committee from time to time.
Except as otherwise provided in Item IV hereof with respect to new Participants, the election under Section 5.1 shall be made by the participating employee no later than the last day of the Plan Year preceding the Plan Year in which the services giving rise to the Compensation to be deferred will be rendered. Any election shall be deemed to be made when the completed and executed election form is received by the Committee or its agent. A separate irrevocable election to defer receipt of Compensation shall be made by participating employees with respect to each Plan Year. If a participating employee does not file an election form by the date specified in this Item VI with respect to any Plan Year, he or she shall be deemed to have elected to defer receipt of his or her Compensation for such Plan Year on a basis consistent with the Participant's election for the immediately preceding Plan Year.

                                    ITEM VII
                                    --------

                             Adjustments to Accounts
                             -----------------------

     SECTION 7.1 - Deemed Investment Earnings or Losses. In accordance with
Section 7.2 below, each Participant shall direct the Committee as to how amounts in his or her Deferred Compensation Account shall be deemed to be invested from among the investment funds designated by the Committee from time to time. Each Participant's Deferred Compensation Account shall be credited or debited with the gains or losses from the deemed investments in such Participant's Deferred Compensation Account from time to time, but not less frequently than as of the last day of each calendar month, provided that the timing of the credit or debit of gains or losses from the deemed investments may be modified by the Company at any time to the extent necessary if the then scheduled timing of the credit or debit is not administratively feasible. If any distribution is to be made to a Participant, the amount of deemed investment earnings or losses in a Participant's Deferred Compensation Account shall be determined as of the end of the last business day prior to the date on which any such distribution commences. Notwithstanding anything to the contrary herein whether express or implied, the Company shall not be bound to invest any amounts in a participant's Deferred Compensation Account in the investment funds specified by the Participant. The investment funds are to be used solely for purposes of crediting or debiting each Participant's Deferred Compensation Account with deemed earning or losses thereon, and such crediting or debiting shall not be considered or construed in any manner as an actual investment in any such fund.

     SECTION 7.2 - Deemed Investment Directions by Participants. A Participant shall, subject to any procedures established by the Committee, submit in writing on a form supplied by the Committee, a deemed direction of the investment of his or her Account. Such deemed direction of investments may only be made between and among the funds designated for such purpose by the Committee. Any such deemed investment directions must be made in writing, and shall remain in effect until notice of a change of election is received in writing by the Committee. A Participant may change his or her deemed investment designations by filing a new election with the Committee by a date specified by the Committee, provided such change is made on such form as may be prescribed by the Committee for such purpose. All amounts credited to a Participant's Account after such election is in force shall be deemed to be invested in accordance with the most recent election made by the Participant until a new election is filed with the Committee by the Participant and takes effect. Any such change shall be deemed effective at such time as may be determined by the Committee, but in no event shall any such change be effective later than the first day of the calendar month following the date on which notice of such change is received by the Committee. If a Participant fails to submit a deemed direction of investments with respect to all or any portion of such Participant's Account, the Participant shall be deemed to have elected a money market fund with respect to such unallocated portion. The Company, its officers and directors, and the Committee, and any of its members, shall not be liable for any loss which occurs as the result of a Participant's deemed election to direct the investment of his or her Account hereunder, or failure to submit a deemed direction of investments.

                                    ITEM VIII
                                    ---------

                             Employer Match Account
                             ----------------------

     SECTION 8.1 - Employer Match Amount. The Company shall match a Participant's deferrals under this Plan by crediting the Participant's Employer Match Account in the amount of fifty percent (50%) of the first six percent (6%) of Compensation deferred in any Plan Year (the "Employer Match Amount"); provided, however, that a Participant shall be eligible for the Employer Match Amount hereunder for any Plan Year only if the Participant makes salary deferral contributions to the 401(k) Plan equal to the lesser of the Code Section 402(g) limit, any limit imposed by the Company or the limit required for the 401(k) Plan to pass non-discrimination testing. In addition, the amount credited to any Participant's Employer Match Account in any Plan Year shall not, when added to the amount of any employer matching contributions made on behalf of the Participant under the 401(k) Plan for the same Plan Year, exceed three percent (3%) of the Participant's Compensation for that Plan Year. The Committee shall determine the date or dates on which the Employer Match Amount will be credited to the Participant's Employer Match Account, provided that such crediting shall occur no later than during the first quarter of the Plan Year following the Plan Year in which the deferral giving rise to the match occurred.

     SECTION 8.2 - Credit for Distributions of 401(k) Excess. If a Participant receives a distribution of matching contributions from the 401(k) Plan as a result of excess salary deferral or matching contributions, then such matching contributions shall not be duplicated under this

Plan. However, if a Participant's matching contributions under the 401(k) Plan are forfeited as a result of excess salary deferral or matching contributions, then an amount equivalent to the matching contribution so forfeited shall be credited to the Participant's Employer Match Account under this Plan.

     SECTION 8.3 - Vesting of Employer Match Account. A Participant shall vest in his or her Employer Match Account based on his or her years of employment with the Company or an Affiliated Company at the rate of 20% for each year of employment with the Company or an Affiliated Company. For this purpose, a "year of employment" shall be any 12-month period during which the participating employee is employed full time with the Company or an Affiliated Company. Once a Participant's Employer Match Account is 100% vested, the Account and all subsequent credits and adjustments to the Account shall remain 100% vested. A Participant's Employer Match Account shall be 100% vested, regardless of his or her years of employment, in the event of the Participant's death while employed by the Company or an Affiliated Company or in the event the Participant's employment with the Company or an Affiliated Company terminates on account of disability. Participant Employer Match Accounts shall also be 100% vested in the event that substantially all of the assets of the Company are sold, or if the Company is liquidated or dissolved, or is merged or consolidated into another corporation and the Company is not the surviving corporation. Upon a Participant's termination of employment with the Company or an Affiliated Company, the unvested portion of the Participant's Employer Match Account shall be forfeited by the Participant.

     SECTION 8.4 - Adjustments. In accordance with the rules and procedures set out in Sections 7.1 and 7.2 above, each Participant shall direct the Committee as to how amounts in his or her Employer Match Account are deemed to be invested. Each Participant's Employer Match Account shall be credited or debited with the gains or losses of the deemed investments in such

Participant's Account from time to time, but not less frequently than as of the last day of each calendar month. If any distribution is to be made to a Participant, the amount of deemed investment earnings or losses in a Participant's Account shall be determined as of the end of the last business day prior to the date on which any such distribution commences.

                                     ITEM IX
                                     -------

                                    Reporting
                                    ---------

     By the end of the first quarter of each Plan Year, the Committee shall provide every Participant with a statement reflecting the total value of his or her Deferred Compensation Account and Employer Match Account as of the close of the preceding Plan Year. Such statements will separately account for:

     (a)  the amount of the Participant's deferrals in the preceding Plan Year;

     (b)  the cumulative deferrals for all prior years;

     (c) the Employer Match Amount credited to the Participant's Employer Match Account for the preceding Plan Year;

     (d) the date or dates on which any Employer Match Amounts were credited to the Account in connection with Compensation deferred in the preceding Plan Year;

     (e)  the value of the Employer Match Account at the time of the credit; and

     (f)  the total Employer Match Amount credited to the Account.

     The Committee may, in its discretion, choose to provide reports more frequently.

                                     ITEM X
                                     ------

                        Payment-of Deferred Compensation
                        --------------------------------

                           and Employer Match Accounts
                           ---------------------------

     SECTION 10.1 - Payment Elections. A Participant shall elect the period of deferral and form of payment of his or her Deferred Compensation Account and Employer Match Account at the time he or she first elects to defer Compensation under the Plan. A Participant may change such election at any time, but no later than twelve (12) months before the date on which benefits would have otherwise become payable but for such change. One election or change of election shall apply to both Accounts and, except as otherwise provided in Section 15.5, a Participant's most recent election made at least twelve (12) months before the date on which benefits are otherwise payable under this Plan shall control until a new election is filed with the Committee by the Participant and takes effect.

     SECTION 10.2 - Forms of Payment. All payments from the Deferred Compensation Account and the Employer Match Account shall be made in cash. A Participant may elect to have his or her benefits under this Plan paid in one of the following forms of payment:

     (a)  a lump-sum;

     (b)  60 equal or substantially equal monthly installments; or

     (c)  120 equal or substantially equal monthly installments;

provided, however, that if the aggregate balance in the Participant's Account under the Plan at the time payment is otherwise scheduled to begin under this
Section 10.2 is less than $50,000, the Participant's Accounts will be distributed in a single lump-sum payment. With respect to timing, a Participant may elect to have his or her benefits under this Plan paid either: (i) on the first business day of the seventh month after the Participant's Termination of Employment, or (ii) on the first day of the month following the month in which the Participant attains the age specified on the applicable election form; provided that in the case of a distribution under (ii) above, no payment shall be made earlier than the first day of the seventh month following any election to defer Compensation under this Plan, and provided, further, that no payment shall be made to a Participant until he or she has attained at least age 50. In no event shall any payment commence later than the later of (A) January 1 coinciding with or next following the Participant's 65th birthday, (B) the first day of the seventh month following the date on which the Participant's employment with the Company terminates, or (C) the first day of the seventh month following the date on which the Participant's employment with an Affiliated Company terminates. If a Participant is eligible for, and elects to have his or her Accounts paid in the form of 60 or 120 equal or substantially equal installments, the amount of each payment shall be determined by multiplying the Account balance on the date for payment by a fraction, the numerator of which is one (1) and the denominator of which is the number of payments that remain to be paid (including the payment being calculated) under the method selected. All elections regarding the form of payment shall be made in writing in a form acceptable to the Committee and shall be effective when timely filed with the Committee or its agent. If no election is timely filed in connection with a Participant's Accounts, the Committee shall, in its sole discretion, determine the form of payment that applies to such benefits.

     SECTION 10.3 - Hardship Withdrawals. Notwithstanding any other provision of this Plan to the contrary, payments may be made to a Participant from his or her Deferred Compensation Account and the vested portion of the Participant's Employer Match Account in the event of a "hardship." For purposes of this Plan, a "hardship" shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Internal Revenue Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute a hardship will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

     (a)  through reimbursement or compensation by insurance or otherwise;

     (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

     (c)  by cessation of deferrals under the Plan.

Examples of what are not considered to be unforeseeable emergencies include the need to send a Participant's child to college or the desire to purchase a home.

     SECTION 10.4 - Non-Hardship Withdrawals. Notwithstanding anything to the contrary herein, a Participant may elect, at any time, to withdraw all of his or her Deferred Compensation Account and the vested portion of the Participant's Employer Match Account balances, calculated as of the day of election, less a withdrawal penalty equal to 10% of such amount (the "Withdrawal Amount"). This election (a "Non-Hardship Withdrawal Election") can be made at any time prior to the payment in full of a Participant's Deferred Compensation Account and the vested portion of the Participant's Employer Match Account whether or not the Participant is in the process of being paid pursuant to an installment payment schedule. A Participant may make a Non-Hardship Withdrawal Election at any time by giving the Committee written notice in such form as the Committee may prescribe. The Company shall pay the Withdrawal Amount to the Participant not later than thirty (30) days after the date such Non-Hardship Withdrawal Election is received by the Committee. Once the Withdrawal Amount is paid, the Participant shall be precluded from deferring additional Compensation under this Plan and from receiving an Employer Match Amount under this Plan during the period of twelve (12) consecutive calendar months following the date of the Participant's Non-Hardship Withdrawal Election.

     SECTION 10.5 - Section 162(m) Deferrals. Notwithstanding anything to the contrary in this Plan whether express or implied, the Committee may, in its sole discretion, defer payment of all or any portion of a Participant's Account balance otherwise payable hereunder to any Participant who is considered a "covered employee" to the extent any such payment would not be deductible by the Company by reason of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision. For these purposes, the term "covered employee" shall mean the Chief Executive Officer and the next four highest paid officers of the Company as determined for purposes of Code Section 162(m) and the regulations thereunder. In the event of a deferral of payment by reason of this Section 10.5, such deferred amounts (or the eligible portion thereof) shall be paid to the Participant at the earliest date or dates such amounts can be paid without creating or increasing a limitation on deductibility of compensation under Code Section 162(m). Any amounts deferred under this
Section 10.5 shall remain in the Participant's Account and shall be subject to all of the terms and condition of this Plan until paid to the Participant.

                                     ITEM XI
                                     -------

                     Acceleration of Payment by the Company
                     --------------------------------------

     The Company reserves the right to accelerate payments from the Deferred Compensation Account and the Employer Match Account, notwithstanding any election by a Participant regarding the form or timing of payment or any other provision of this Plan to the contrary, if the aggregate balance in the Participant's Account under the Plan, at the time distributions are otherwise scheduled to commence, is less than $50,000; provided however that the Company shall not have any right to accelerate payments under this Article XI once payments to a participant have commenced under Article X hereof.

                                    ITEM XII
                                    --------

                              Death of Participant
                              --------------------

     SECTION 12.1 - Form of Payment to Beneficiary. In the event of the death of the Participant with amounts credited to his or her Deferred Compensation Account and Employer Match Account, notwithstanding the Participant's payout election under Item X, such amounts shall be paid to a beneficiary designated by the Participant in one of the following ways:

     (a) in a single sum, payable on the first day of the first Plan Year following the Participant's death; or

     (b) in two equal or substantially equal installments, the first installment being payable on the first day of the first Plan Year following the Participant's death and the second installment being payable twelve months later; or

     (c) in equal or substantially equal annual installments over a five-year period, commencing on the first day of the first Plan Year following the Participant's death.

Participants may at any time designate the manner in which death benefits under the Plan shall be paid by giving written instructions to the Committee. If no such instructions are received, the death benefits shall be paid in the manner described in clause (a) above.

     SECTION 12.2 - Designation of Beneficiary. A Participant's beneficiary shall be designated by the Participant on a form provided to the Participant by the Committee or its agent. A Participant shall have the right at any time to change the beneficiary by filing the appropriate form with the Committee or its agent. In the event there is no beneficiary designated or a designation is not effective for any portion or all of the death benefits payable under the Plan, that part of the death benefit shall be paid to the estate of the Participant.

                                    ITEM XIII
                                    ---------

                      Amendment and Termination of the Plan
                      -------------------------------------

     SECTION 13.1 - Procedure. The Board of Directors of the Company may, in its discretion, determine that it is advisable to amend the Plan. In such case, the Committee shall prepare amendments to the Plan for review and approval by the Board of Directors of the Company or the Committee may amend the Plan subject to ratification by the Board. The Board reserves the right to terminate or suspend the Plan at any time by delivering written notice of such termination or suspension to all Participants; provided, however that any such termination or suspension may not, without the Participant's consent, adversely affect any amounts previously credited to Participants' Accounts prior to the effective date of such termination or suspension of the Plan, it being understood that amounts previously credited to Participants'





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


Accounts will, notwithstanding a suspension or termination of this Plan, continue to be paid in accordance with the terms of this Plan.

     SECTION 13.2 - Nonforfeiture. The amendment or termination of this Plan under the preceding Section 13.1 notwithstanding, a Participant's right to payment of his or her Deferred Compensation Account and Employer Match Account shall be nonforfeitable, subject only to the vesting requirement of the Employer Match Account.

                                    ITEM XIV
                                    --------

         Determination of Benefits, Claims Procedure, and Administration
         ---------------------------------------------------------------

     SECTION 14.1 - Claim. If any Participant or beneficiary of this Plan believes that he or she is being denied a benefit to which he or she is entitled under this Plan, he or she may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the Secretary of the Company at the Company's then principal place of business.

     SECTION 14.2 - Claim Decision. Upon receipt of the claim, the Secretary shall advise the Participant or beneficiary that a reply will be forthcoming within 90 days, and the Secretary shall deliver a reply within that period. The Secretary may, however, extend the reply period for an additional 90 days for reasonable cause. If the claim is denied in whole or in part, the Secretary shall adopt a written opinion setting forth:

     (a)  the specific reason or reasons for such denial;

     (b) the specific reference to pertinent provisions of this Plan on which such denial is based;

     (c) a description of any additional material or information necessary for the Participant or beneficiary to perfect his or her claim and an explanation of why such material or such information is necessary;

     (d) appropriate information as to the steps to be taken if the Participant or beneficiary wishes to submit the claim for review; and

     (e) the time limits for requesting a review under this subsection and for review under subsection 14.4 below.

     SECTION 14.3 - Request for Review. Within 60 days after the receipt by the Participant or beneficiary of the written opinion described above, the Participant or beneficiary may request in writing that the Committee review the determination of the Secretary. Such request must be addressed to the Committee, at the Company's principal place of business. The Participant or beneficiary or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Participant or beneficiary does not request a review of the Secretary's determination by the Committee within the 60-day period described in the first sentence of this Section, he or she shall be barred and estopped from challenging the Secretary's determination.

     SECTION 14.4 - Review of Decision. Within 60 days after the Committee has received a request for review, the Committee will review the Secretary's determination. After considering all materials presented by the Participant or beneficiary, the Committee will render an opinion, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Plan on which the decision is based. If special circumstances require that the 60-day time period be extended, the Committee will so notify the Participant or beneficiary and will render the decision as soon as possible, but not later than 120 days after receipt of the request for a review.

                                     ITEM XV
                                     -------

                                  Miscellaneous
                                  -------------

     SECTION 15.1 - No Property Rights. The purpose of this Plan is merely to describe an unsecured promise by the Company to make payments of Deferred Compensation and Employer Match Amount described in this Plan and not to create any trust for the benefit of a Participant or any other person. No asset of the Company shall be considered security for the satisfaction of the obligations of the Company under this Plan. The rights of Participants shall be solely those of unsecured general creditors of the Company. It is the intention of the parties that this Plan and any arrangements made by the Company for purposes of meeting its obligations under this Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

     SECTION 15.2 - No Employment Rights. Nothing contained in this Plan shall be deemed to confer on any Participant any right of continued employment with the Company, and the Company or its successor shall continue to have the right to terminate a Participant's employment at any time, subject only to the terms of any applicable employment agreement.

     SECTION 15.3 - Withholding. The Company shall have the right to deduct from any payment to be made pursuant to this Plan any Federal, state or local taxes required by law to be withheld. In addition, to the extent the Company shall be require to withhold any Federal, state or local taxes prior to the payment of amounts under this Plan, the Company shall have the right to withhold such taxes from the Participant's gross salary, or to otherwise require direct payment of such withholding taxes by the Participant to the Company.

     SECTION 15.4 - Anti-alienation Provision. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, attachment, or garnishment by creditors of a Participant or beneficiary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, attach, or garnish the same shall be void. No right or benefit shall be used to satisfy, nor shall be subject to, the debts, contracts, liabilities, or torts of the person entitled to such benefits. If any Participant or beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, attach, or garnish any Deferred Compensation or Employer Match Amounts under this Plan, then the Participant's interest in such Deferred Compensation or Employer Match Amounts, in the discretion of the Company, shall cease. In such case, the Company may hold or apply the benefits at issue or any part thereof for the benefit of such Participant or beneficiary in such manner as the Company may deem proper.

     SECTION 15.5 - Successors. In the event that the Company is sold, exchanged, merged, consolidated, dissolved, terminated, or otherwise disposed of, the Company agrees to request that this Plan be accepted and honored by the successors to the Company's business, so that Participant Accounts remain fully vested and payable by the successor, subject to Section 8.3 hereof, provided that all amounts credited to a Participant's Accounts that have not previously been paid to a Participant or his beneficiary shall, if the Company is not the successor to any such transaction, be paid in a lump sum on the effective date of such transaction, unless the Participant shall have filed a new deferral election under Item X hereof with respect to all or a portion of the amounts credited to his or her Accounts not later than 30 days prior to the effective date of any such transaction. If the Participant files a new deferral election as described in the preceding sentence, the portion of the Participant's Account balances subject to such election shall be paid in accordance with such new election, and shall be subject to all of the remaining terms and conditions of this Plan.

     SECTION 15.6 - Entire Agreement. This Plan contains the entire understanding between the Company and the Participants concerning Deferred Compensation and Employer Match Amount rights and benefits. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties relating to the subject matter of this Plan which are not fully expressed herein. Nothing in this Plan shall affect any Participant's rights as a participant in the 401(k) Plan.

     SECTION 15.7 - Governing Law. This Plan shall be governed by and construed under the laws of the State of Ohio.